UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
___________

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 9, 2025

TANGER INC.
TANGER PROPERTIES LIMITED PARTNERSHIP

_________________________________________
(Exact name of registrant as specified in its charter)

North Carolina	1-11986	56-1815473
(Tanger Inc.)	(Tanger Inc.)	(Tanger Inc.)
North Carolina	333-03526-01	56-1822494
(Tanger Properties Limited Partnership)	(Tanger Properties Limited Partnership)	(Tanger Properties Limited Partnership)
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3200 Northline Avenue, Suite 360, Greensboro, NC 27408
(Address of principal executive offices)
(336) 292-3010
(Registrant’s telephone number, including area code)

N/A
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $0.01 par value	SKT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to Vote of Security Holders
On May 9, 2025, the Company held its 2025 Annual Meeting. The first matter on which the common shareholders voted was the election of nine directors to serve until the next Annual Meeting of Shareholders. The results of the voting are as shown below:

Name of Nominee	Votes For	Votes Against	Abstain	Non-Votes
Jeffrey B. Citrin	88,648,103	647,982	37,299	12,085,421
Sandeep L. Mathrani	89,167,363	128,046	37,975	12,085,421
Thomas J. Reddin	86,792,859	2,502,065	38,460	12,085,421
Bridget M. Ryan-Berman	87,713,655	1,549,456	70,273	12,085,421
Susan E. Skerritt	89,182,471	110,328	40,586	12,085,421
Sonia Syngal	89,168,862	110,961	53,562	12,085,421
Steven B. Tanger	88,104,059	1,190,431	38,895	12,085,421
Luis A. Ubiñas	88,306,749	986,732	39,904	12,085,421
Stephen J. Yalof	89,068,061	228,366	36,958	12,085,421
The second matter on which the common shareholders voted was the ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2025. The results of the voting are as shown below:

Votes For	Votes Against	Abstain	Non-Votes
100,573,329	778,671	66,806	—
The third matter on which the common shareholders voted was the approval, on an advisory (non-binding) basis, of named executive officer compensation. The results of the voting are as shown below:

Votes For	Votes Against	Abstain	Non-Votes
87,220,853	1,981,398	131,134	12,085,421
Based on the foregoing votes, each of the nominees named above was elected as a director, and matters two and three were approved.

Item 8.01	Other Events
On May 9, 2025, the Board of Directors of the Company authorized the repurchase of up to $200 million of the Company's outstanding shares. This replaces the current repurchase authorization for approximately $100 million that was set to expire on May 31, 2025.
The share repurchase plan does not obligate the Company to repurchase any particular amount of common shares and may be modified, extended, suspended or discontinued at any time. The repurchase plan will be subject to applicable federal securities laws. The Company may structure any open market purchases under the plan to occur within pricing and volume requirements of Rule 10b-18 and may, from time to time, enter into Rule 10b5-1 plans to facilitate the repurchase of its shares under this authorization.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 12, 2025

TANGER INC.

By:	/s/ Michael J. Bilerman
Michael J. Bilerman
Executive Vice President, Chief Financial Officer and Chief Investment Officer (Principal Financial Officer)

TANGER PROPERTIES LIMITED PARTNERSHIP

By:	Tanger Inc., its sole general partner

By:	/s/ Michael J. Bilerman
Michael J. Bilerman
Executive Vice President, Chief Financial Officer and Chief Investment Officer (Principal Financial Officer)